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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                               September 26, 2006


       Specialty Underwriting & Residential Finance Trust, Series 2006-AB3
       -------------------------------------------------------------------
                                (Issuing Entity)


                     Merrill Lynch Mortgage Investors, Inc.
              -----------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)


                       Merrill Lynch Mortgage Lending Inc.
               ---------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)


                     Merrill Lynch Mortgage Investors, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


              Delaware                    333-130545            13-3416059
   ----------------------------          -----------        -------------------
   (State or Other Jurisdiction          (Commission         (I.R.S. Employer
         Of Incorporation)               File Number)       Identification No.)


           250 Vesey Street
  4 World Financial Center 10th Floor                                10080
            New York, New York
    -------------------------------                                ----------
    (Address of Principal Executive                                (Zip Code)
                Offices)


       Registrant's telephone number, including area code: (212) 449-0357


                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 8.01 Other Events.

     This Amendment No. 1 to the Report on Form 8-K/A of Merrill Lynch Mortgage Investors, Inc. replaces in its entirety the Exhibits 4.1 and 99.1 of the 8-K filed on October 11, 2006 relating to Specialty Underwriting and Residential Finance Trust, Series 2006-AB3.

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ITEM 9.01. Financial Statements and Exhibits

           (a) Not applicable.

           (b) Not applicable.

           (c) Not applicable.

           (d) Exhibits:

               4.1 Pooling and Servicing Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as Trustee.

               99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                         By: /s/ Tom Saywell
                                             ---------------------
                                         Name:  Tom Saywell
                                         Title: Vice President


Date: October 12, 2006
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                                  EXHIBIT INDEX


Exhibit No.                               Description
-----------                               -----------


4.1 Pooling and Servicing Agreement, dated as of September 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and U.S. Bank National Association, as Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Merrill Lynch Mortgage Capital Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.